Exhibit 10.2 FIRST AMENDMENT TO GUARANTY THIS FIRST AMENDMENT TO GUARANTY (this “Amendment”), dated as of December 17, 2019, is by and between MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”), and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation, as guarantor (“Guarantor”). W I T N E S S E T H: WHEREAS, GP Commercial MS II, LLC (“Seller”) and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement, dated as of February 18, 2016, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 30, 2016, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of October 27, 2017, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018 and as further amended by that certain Sixth Amendment to Master Repurchase and Securities Contract Agreement, dated as of August 21, 2019 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”); WHEREAS, Guarantor has executed and delivered that certain Guaranty, dated as of June 28, 2017 (as the same may be further amended, modified and/or restated from time to time, the “Guaranty”); and WHEREAS, Guarantor and Buyer wish to modify certain terms and provisions of the Guaranty, as set forth herein. NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows: 1. Amendments to Guaranty. The Guaranty is hereby amended as follows: (a) Section 9(a)(iii) of the Guaranty is hereby deleted in its entirety and replaced with the following (with new or revised text underscored): (iii) Total Debt to Total Assets Ratio. Guarantor shall not, with respect to itself and its Subsidiaries, directly or indirectly, permit the ratio, expressed as a percentage, (i) the numerator of which shall equal the Indebtedness of Guarantor and its consolidated Subsidiaries associated with its Target Investments (net of restricted cash associated with any consolidated variable interest entities) and (ii) the denominator of which shall equal the Total Assets of Guarantor and its consolidated Subsidiaries associated with its Target Investments, to at any time be greater than seventy-seven and one half percent (77.5%); provided, that notwithstanding the foregoing, Guarantor and its consolidated Subsidiaries may from time to time acquire Highly Rated CMBS and enter into secured Indebtedness in connection therewith pursuant to which the ratio, expressed as a percentage, (i) the numerator of which equals the Indebtedness of Guarantor and its consolidated Subsidiaries associated with its Highly Rated CMBS (net of restricted cash associated with any consolidated variable interest entities) and (ii) the denominator of which equals the Total Assets of Guarantor and its consolidated Subsidiaries associated with its Highly Rated CMBS exceeds seventy-seven and one half percent (77.5%) but is not greater than ninety ACTIVE 250859759 percent (90.00%), subject to the condition that at any such time, Guarantor shall not, with respect to itself and its Subsidiaries, directly or indirectly, permit the ratio, expressed as a percentage, (i) the numerator of which shall equal the Indebtedness of Guarantor and its consolidated Subsidiaries and (ii) the denominator of which shall equal the Total Assets of Guarantor and its consolidated Subsidiaries to be greater than eighty percent (80.00%). 2. Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following: (a) This Amendment shall be duly executed and delivered by Guarantor and Buyer, and acknowledged by Seller; and (b) Buyer shall have received such other documents as Buyer may reasonably request. 3. Guarantor Representations. Guarantor hereby represents and warrants that: (a) no Default or Event of Default exists, and no Default or Event of Default will occur as a result of the execution, delivery and performance by Guarantor of this Amendment; and (b) all representations and warranties contained in the Guaranty are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date). 4. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guaranty. 5. Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Guaranty are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. 6. Binding Effect; No Partnership; Counterparts. The provisions of the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof. 7. Further Agreements. Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment. 2 ACTIVE 250859759

8. Governing Law. The provisions of Section 15 of the Guaranty are incorporated herein by reference. 9. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof. 10. References to Transaction Documents. All references to the Guaranty in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guaranty as amended hereby, unless the context expressly requires otherwise. [NO FURTHER TEXT ON THIS PAGE] 3 ACTIVE 250859759

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above. BUYER: MORGAN STANLEY BANK, N.A., a national banking association By: /s/ Anthony Preisano ________________________ Name: Anthony Preisano Title: Authorized Signatory 4 ACTIVE 250859759

GUARANTOR: GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation By: /s/ Marcin Urbaszek ________________ Name: Marcin Urbaszek Title: Chief Financial Officer 5 ACTIVE 250859759

ACKNOWLEDGED AND AGREED TO BY: SELLER: GP COMMERCIAL MS II, LLC, a Delaware limited liability company By: /s/ Marcin Urbaszek _________________________ Name: Marcin Urbaszek Title: Chief Financial Officer 6 ACTIVE 250859759